EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned reporting persons agree that the Statement on Schedule 13D, and any subsequent amendments thereto, to which this exhibit is attached is filed on behalf of each of them solely in the capacities set forth below.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of March 26, 2014.

REPORTING PERSONS

/s/Clarence W. Schawk
Clarence W. Schawk, as trustee of the Clarence W. Schawk 1998 Trust

/s/Clarence W. Schawk
Clarence W. Schawk, as co-trustee of the Clarence W. and Marilyn G. Schawk Family Foundation

/s/Marilyn G. Schawk
Marilyn G. Schawk, as trustee of the Marilyn G. Schawk 1998 Trust

/s/Marilyn G. Schawk
Marilyn G. Schawk, as trustee of the Clarence W. Schawk 2013 GRAT

/s/Marilyn G. Schawk
Marilyn G. Schawk, as trustee of the David A. Schawk Trust u/a Schawk Descendants Trust

/s/Marilyn G. Schawk
Marilyn G. Schawk, as trustee of the Judith Lynn Schawk Gallo Trust u/a Schawk Descendants Trust

[Signature Page to Joint Filing Agreement]

/s/Marilyn G. Schawk
Marilyn G. Schawk, as trustee of the Cathy Ann Schawk Trust u/a Schawk Descendants Trust

/s/Marilyn G. Schawk
Marilyn G. Schawk, as trustee of the Lisa B. Stearns Trust u/a Schawk Descendants Trust

/s/Marilyn G. Schawk
Marilyn G. Schawk, as co-trustee of the Clarence W. and Marilyn G. Schawk Family Foundation

/s/David A. Schawk
David A. Schawk

/s/David A. Schawk
David A. Schawk, as trustee of the David A. Schawk 1998 Trust

/s/David A. Schawk
David A. Schawk, as trustee of the David and Teryl Schawk Family Foundation

/s/Teryl A. Schawk
Teryl A. Schawk, as trustee of the Kelly Schawk Douglass Trust u/a David A. Schawk 2008 Family Trust

/s/Teryl A. Schawk
Teryl A. Schawk, as trustee of the Colleen Teryl Schawk Trust u/a David A. Schawk 2008 Family Trust

[Signature Page to Joint Filing Agreement]

/s/Teryl A. Schawk
Teryl A. Schawk, as trustee of the Kara Elizabeth Schawk Trust u/a David A. Schawk 2008 Family Trust

/s/Teryl A. Schawk
Teryl A. Schawk, as trustee of the Teryl Alyson Schawk 1998 Trust

/s/Kelly Schawk Douglass
Kelly Schawk Douglass, as trustee of the O’Dempsey 2013 Gift Trust

/s/Kelly Schawk Douglass
Kelly Schawk Douglass, as trustee of the Kelly Schawk Douglass 2004 Trust

/s/Kelly Schawk Douglass
Kelly Schawk Douglass, as trustee of the Kelly Lynn Schawk Trust u/a David A. Schawk 1988 Family Trust

/s/Kelly Schawk Douglass
Kelly Schawk Douglass, as trustee of the Colleen Teryl Schawk Trust u/a David A. Schawk 1988 Family Trust

/s/Kelly Schawk Douglass
Kelly Schawk Douglass, as trustee of the Trevor Barlo Trust u/a Addison Teryl Barlo 2011 Trust

[Signature Page to Joint Filing Agreement]

/s/Kelly Schawk Douglass
Kelly Schawk Douglass, as trustee of the Addison Teryl Barlo Trust u/a Addison Teryl Barlo 2011 Trust

/s/Paul Douglass
Paul Douglass, as trustee of the Ava Lynn Douglass Gift Trust

/s/Paul Douglass
Paul Douglass, as trustee of the Tyler David Douglass Gift Trust

/s/Kara Schawk O’Dempsey
Kara Schawk O’Dempsey

/s/Kara Schawk O’Dempsey
Kara Schawk O’Dempsey, as trustee of the Kelly Schawk Douglass 2011 Gift Trust and the Ava Lynn Douglass Trust and the Tyler David Douglass Trust created thereunder

/s/Lisa B. Stearns
Lisa B. Stearns, as trustee of the Kara Elizabeth Schawk Trust u/a David A. Schawk 1988 Family Trust

/s/Lisa B. Stearns
Lisa B. Stearns, as co-trustee of the Stearns 2006 Revocable Trust

[Signature Page to Joint Filing Agreement]

/s/Scott Stearns
Scott Stearns, as co-trustee of the Stearns 2006 Revocable Trust

/s/Scott Stearns
Scott Stearns, as trustee of the Exempt Family Trust u/a Lisa B. Stearns 2012 Descendants Trust

/s/A. Alex Sarkisian
A. Alex Sarkisian, as trustee of the Mallory A. Stearns Trust u/a Lisa Beth Schawk Stearns 1991 Family Trust

/s/A. Alex Sarkisian
A. Alex Sarkisian, as custodian for Mallory A. Stearns under the Illinois Uniform Transfers to Minors Act

/s/A. Alex Sarkisian
A. Alex Sarkisian, as trustee of the William D. Stearns Trust u/a Lisa Beth Schawk Stearns 1991 Family Trust

/s/A. Alex Sarkisian
A. Alex Sarkisian, as trustee of the Sarah 2006 Trust

/s/A. Alex Sarkisian
A. Alex Sarkisian, as custodian for Sarah Stearns under the Illinois Uniform Transfers to Minors Act

[Signature Page to Joint Filing Agreement]

/s/A. Alex Sarkisian
A. Alex Sarkisian, as trustee of the Jessica Lynn Gallo Trust u/a Judith Lynn Gallo 1991 Family Trust

/s/Jessica Gallo
Jessica Gallo

/s/Judith Lynn Schawk Gallo
Judith Lynn Schawk Gallo, as trustee of the Judy Schawk Gallo 2014 GRAT

/s/Cathy Ann Schawk
Cathy Ann Schawk, as trustee of the Cathy Ann Schawk 2005 Trust

/s/William D. Stearns
William D. Stearns

/s/Colleen Teryl Barlo
Colleen Teryl Barlo

[Signature Page to Joint Filing Agreement]